April 30, 2026

ULTIMUS MANAGERS TRUST

Q3 ALL-SEASON TACTICAL FUND

Institutional Class (QAITX)

C Class (QACTX)

Supplement to the Prospectus and the Statement of Additional Information,
each dated March 30, 2026

Effective immediately, the Q3 All-Season Tactical Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective April 30, 2026. Shares of the Fund are no longer available for purchase and, at the close of business on April 30, 2026, all outstanding shares of the Fund will be redeemed at net asset value (the “Liquidation”). Prior to the Liquidation, shareholders of the Fund may exchange their shares for shares of another fund in the Trust as outlined in the Prospectus. Shareholders also may redeem all or a portion of their shares of the Fund on any business day prior to the Liquidation as specified in the Fund’s Prospectus.

Upon the recommendation of Q3 Asset Management Corp. (the “Adviser”), the investment adviser to the Fund, the Board of Trustees of the Trust (the “Board”), determined and approved at a meeting of the Board held on April 29, 2026 to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Liquidation, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, if necessary, in order to maintain the Fund’s total annual fund operating expenses at its current expense limit, as specified in the Fund’s current Prospectus.

In connection with the Liquidation, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than May 28, 2026; and (ii) all outstanding shareholder accounts on May 28, 2026 be closed and the proceeds of each account, less any required withholding, be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Liquidation, the Fund’s portfolio holdings will be reduced to cash or cash equivalents. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objective. The Adviser will bear all of the expenses of the Liquidation with the exception of brokerage costs associated with the orderly transition of the Fund’s portfolio holdings to cash and cash equivalents.

The Liquidation will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds from the Liquidation are received to re-invest or “rollover” the proceeds into another IRA or qualified retirement account; otherwise, the proceeds from the Liquidation may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund or the Liquidation, please call the Fund toll free at 1-855-784-2399.

Investors Should Retain this Supplement for Future Reference.